Transaction

Date:	30 March, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Transaction Management Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570 (Louis P. Bardos)

Ref. Numbers:	Risk ID: 1479921L / Effort ID: N1307415 / Global Deal ID: 2971398

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Trustee”) of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, a trust (the “Trust” or “Party B”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the “Agreement”) published by the International Swaps and Derivatives Association, Inc. (“ISDA”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 29 March, 2007 relating to Structured Asset Securities Corporation., as Depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC as Master Servicer and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, as Issuing Entity (the “Prospectus Supplement”).

The terms of the particular Transaction to which this communication relates are as follows:

General Terms:

Trade Date:	29 March, 2007

Effective Date:	30 March, 2007

Termination Date:
The earlier of (i) the Distribution Date following the date on which the Class Principal Amount of the Class 1-A1 Underlying Interest from the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N is reduced to zero, or (ii) 25 March, 2047.

The Class Principal Amount of the Class 1-A1 Underlying Interest shall be provided by the Trustee to the Calculation Agent three Business Days prior to Floating Amounts II Payer Period End Dates, pursuant to the Trust Agreement dated as of 01 March, 2007 among U.S. Bank National Association, as trustee, Aurora Loan Services LLC as master servicer, and Structured Asset Securities Corporation, as depositor (the “Trust Agreement”).

The Class Principal Amount for the initial Calculation Period shall be USD 402,024,000

Floating Amounts I:

Floating Amount I Payer:	Party B

Floating Amount I Payer Payment Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amount I:
The sum of (i) from interest payments on the Class 1-A1 Underlying Interest, accrued and unpaid interest on the related Cap Deferred Interest Amount and (ii) to the extent of principal payments on the Class 1-A1 Underlying Interest, the related Cap Deferred Interest Amount.

Floating Amount I Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Risk ID: 1479921L / Effort ID: 1307415 / Global Deal ID: 2971398

Floating Amounts II:

Floating Amount II Payer:	Party A

Floating Amount II Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount II Payer Period End Date.

Floating Amount II:	The amount, if any, of Deferred Interest allocated to the Class 1-A1 Underlying Interest.

Floating Amount II Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Credit Support Provider:	With respect to Party A, Lehman Brothers Holdings Inc.

Termination Currency:	USD

Risk ID: 1479921L / Effort ID: 1307415 / Global Deal ID: 2971398

Additional Provisions:

1.	Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

2.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

(d)
Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the Trust Agreement that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days’ prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

3.	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

Risk ID: 1479921L / Effort ID: 1307415 / Global Deal ID: 2971398

4.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

5.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

6.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

7.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of the Class 1-A1 Certificates issued by the Trust will be unaffected by such action.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Account for Payment to
Party B in USD:           U.S. BANK, NATIONAL ASSOCIATION
ABA # 091-000-022
DDA.# 173-103-321-118
Ref.: LXS 2007-4N 1-A1 Cap Confirm
Attn: James Byrnes

Risk ID: 1479921L / Effort ID: 1307415 / Global Deal ID: 2971398

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N By: U.S. Bank National Association not in its individual capacity but solely as Trustee
By: ________________________ Name: Title:

Risk ID: 1479921L / Effort ID: 1307415 / Global Deal ID: 2971398

Transaction

Date:	30 March, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates,
Series 2007-4N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Transaction Management Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570 (Louis P. Bardos)

Ref. Numbers:	Risk ID: 1479919L / Effort ID: N1307412 / Global Deal ID: 2971408

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Trustee”) of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, a trust (the “Trust” or “Party B”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the “Agreement”) published by the International Swaps and Derivatives Association, Inc. (“ISDA”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.
The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 29 March, 2007 relating to Structured Asset Securities Corporation., as Depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC as Master Servicer and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, as Issuing Entity (the “Prospectus Supplement”).

The terms of the particular Transaction to which this communication relates are as follows:

General Terms:

Trade Date:	29 March, 2007

Effective Date:	30 March, 2007

Termination Date:
The earlier of (i) the Distribution Date following the date on which the Class Principal Amount of the Class 1-A2A Underlying Interest from the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N is reduced to zero, or (ii) 25 March, 2047.

The Class Principal Amount of the Class 1-A2A Underlying Interest shall be provided by the Trustee to the Calculation Agent three Business Days prior to Floating Amounts II Payer Period End Dates, pursuant to the Trust Agreement dated as of 01 March, 2007 among U.S. Bank National Association, as trustee, Aurora Loan Services LLC as master servicer, and Structured Asset Securities Corporation, as depositor (the “Trust Agreement”).

The Class Principal Amount for the initial Calculation Period shall be USD 78,294,000.

Floating Amounts I:

Floating Amount I Payer:	Party B

Floating Amount I Payer Payment Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amount I:
The sum of (i) from interest payments on the Class 1-A2A Underlying Interest, accrued and unpaid interest on the related Cap Deferred Interest Amount and (ii) to the extent of principal payments on the Class 1-A2A Underlying Interest, the related Cap Deferred Interest Amount.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Risk ID: 1479919L / Effort ID: 1307412 / Global Deal ID: 2971408

Floating Amounts II:

Floating Amount II Payer:	Party A

Floating Amount II Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount II Payer Period End Date.

Floating Amount II:	The amount, if any, of Deferred Interest allocated to the Class 1-A2A Underlying Interest.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Credit Support Provider:	With respect to Party A, Lehman Brothers Holdings Inc.

Termination Currency:	USD

Risk ID: 1479919L / Effort ID: 1307412 / Global Deal ID: 2971408

Additional Provisions:

1.	Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

2.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

(d)
Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the Trust Agreement that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days’ prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

3.	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

Risk ID: 1479919L / Effort ID: 1307412 / Global Deal ID: 2971408

4.	Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

5.	Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

6.	Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

7.	Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of the Class 1-A2A Certificates issued by the Trust will be unaffected by such action.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Account for Payment to
Party B in USD:           U.S. BANK, NATIONAL ASSOCIATION
ABA # 091-000-022
DDA.# 173-103-321-118
Ref.: LXS 2007-4N 1-A2A Cap Confirm
Attn: James Byrnes

Risk ID: 1479919L / Effort ID: 1307412 / Global Deal ID: 2971408

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N By: U.S. Bank National Association not in its individual capacity but solely as Trustee
By: ________________________ Name: Title:

Risk ID: 1479919L / Effort ID: 1307412 / Global Deal ID: 2971408

Transaction

Date:	30 March, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates,
Series 2007-4N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Transaction Management Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570 (Louis P. Bardos)

Ref. Numbers:	Risk ID: 1477917L / Effort ID: N1307407 / Global Deal ID: 2971415

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Trustee”) of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, a trust (the “Trust” or “Party B”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the “Agreement”) published by the International Swaps and Derivatives Association, Inc. (“ISDA”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 29 March, 2007 relating to Structured Asset Securities Corporation., as Depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC as Master Servicer and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, as Issuing Entity (the “Prospectus Supplement”).

The terms of the particular Transaction to which this communication relates are as follows:

General Terms:

Trade Date:	29 March, 2007

Effective Date:	30 March, 2007

Termination Date:
The earlier of (i) the Distribution Date following the date on which the Class Principal Amount of the Class 1-A2B Underlying Interest from the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N is reduced to zero, or (ii) 25 March, 2047.

The Class Principal Amount of the Class 1-A2B Underlying Interest shall be provided by the Trustee to the Calculation Agent three Business Days prior to Floating Amounts II Payer Period End Dates, pursuant to the Trust Agreement dated as of 01 March, 2007 among U.S. Bank National Association, as trustee, Aurora Loan Services LLC as master servicer, and Structured Asset Securities Corporation, as depositor (the “Trust Agreement”).

The Class Principal Amount for the initial Calculation Period shall be USD 19,573,000.

Floating Amounts I:

Floating Amount I Payer:	Party B

Floating Amount I Payer Payment Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amount I:
The sum of (i) from interest payments on the Class 1-A2B Underlying Interest, accrued and unpaid interest on the related Cap Deferred Interest Amount and (ii) to the extent of principal payments on the Class 1-A2B Underlying Interest, the related Cap Deferred Interest Amount.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Risk ID: 1477917L / Effort ID: 1307407 / Global Deal ID: 2971415

Floating Amounts II:

Floating Amount II Payer:	Party A

Floating Amount II Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount II Payer Period End Date.

Floating Amount II:	The amount, if any, of Deferred Interest allocated to the Class 1-A2B Underlying Interest.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Credit Support Provider:	With respect to Party A, Lehman Brothers Holdings Inc.

Termination Currency:	USD

Risk ID: 1477917L / Effort ID: 1307407 / Global Deal ID: 2971415

Additional Provisions:

1.	Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

2.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

(d)
Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the Trust Agreement that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days’ prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

3.	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

Risk ID: 1477917L / Effort ID: 1307407 / Global Deal ID: 2971415

4.	Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

5.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

6.	Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

7.	Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of the Class 1-A2B Certificates issued by the Trust will be unaffected by such action.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Account for Payment to
Party B in USD:	U.S. BANK, NATIONAL ASSOCIATION
ABA # 091-000-022
DDA.# 173-103-321-118
Ref.: LXS 2007-4N 1-A2B Cap Confirm
Attn: James Byrnes

Risk ID: 1477917L / Effort ID: 1307407 / Global Deal ID: 2971415

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N By: U.S. Bank National Association not in its individual capacity but solely as Trustee
By: ________________________ Name: Title:

Risk ID: 1477917L / Effort ID: 1307407 / Global Deal ID: 2971415

Transaction

Date:	30 March, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates,
Series 2007-4N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Louis Bardos - Confirmations Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570

Ref. Numbers:	Risk ID: 1479915L / Effort ID: N1307401 / Global Deal ID: 2971416

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Trustee”) of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, a trust (the “Trust” or “Party B”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the “Agreement”) published by the International Swaps and Derivatives Association, Inc. (“ISDA”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 29 March, 2007 relating to Structured Asset Securities Corporation., as Depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC as Master Servicer and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, as Issuing Entity (the “Prospectus Supplement”).

The terms of the particular Transaction to which this communication relates are as follows:

General Terms:

Trade Date:	29 March, 2007

Effective Date:	30 March, 2007

Termination Date:
The earlier of (i) the Distribution Date following the date on which the Class Principal Amount of the Class 1-A3 Underlying Interest from the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N is reduced to zero, or (ii) 25 March, 2047.
The Class Principal Amount of the Class 1-A3 Underlying Interest shall be provided by the Trustee to the Calculation Agent three Business Days prior to Floating Amounts II Payer Period End Dates, pursuant to the Trust Agreement dated as of 01 March, 2007 among U.S. Bank National Association, as trustee, Aurora Loan Services LLC as master servicer, and Structured Asset Securities Corporation, as depositor (the “Trust Agreement”).
The Class Principal Amount for the initial Calculation Period shall be USD 100,000,000

Floating Amounts I:

Floating Amount I Payer:	Party B

Floating Amount I Payer Payment Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amount I:
The sum of (i) from interest payments on the Class 1-A3 Underlying Interest, accrued and unpaid interest on the related Cap Deferred Interest Amount and (ii) to the extent of principal payments on the Class 1-A3 Underlying Interest, the related Cap Deferred Interest Amount.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Risk ID: 1479915L / Effort ID: 1307401 / Global Deal ID: 2971416

Floating Amounts II:

Floating Amount II Payer:	Party A

Floating Amount II Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount II Payer Period End Date.

Floating Amount II:	The amount, if any, of Deferred Interest allocated to the Class 1-A3 Underlying Interest.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Credit Support Provider:	With respect to Party A, Lehman Brothers Holdings Inc.

Termination Currency:	USD

Risk ID: 1479915L / Effort ID: 1307401 / Global Deal ID: 2971416

Additional Provisions:

1.  Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

2.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

(d)
Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the Trust Agreement that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days’ prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

3.    Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

Risk ID: 1479915L / Effort ID: 1307401 / Global Deal ID: 2971416

4.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

5.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

6.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

7.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of the Class 1-A3 Certificates issued by the Trust will be unaffected by such action.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Account for Payment to
Party B in USD:	U.S. BANK, NATIONAL ASSOCIATION
ABA # 091-000-022
DDA.# 173-103-321-118
Ref.: LXS 2007-4N 1-A3 Cap Confirm
Attn: James Byrnes

Risk ID: 1479915L / Effort ID: 1307401 / Global Deal ID: 2971416

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N By: U.S. Bank National Association not in its individual capacity but solely as Trustee
By: ________________________ Name: Title:

Risk ID: 1479915L / Effort ID: 1307401 / Global Deal ID: 2971416

Transaction

Date:	30 March, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates,
Series 2007-4N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Transaction Management Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570 (Louis P. Bardos)

Ref. Numbers:	Risk ID: 1479911L / Effort ID: N1307397 / Global Deal ID: 2971418

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Trustee”) of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, a trust (the “Trust” or “Party B”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the “Agreement”) published by the International Swaps and Derivatives Association, Inc. (“ISDA”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 29 March, 2007 relating to Structured Asset Securities Corporation., as Depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC as Master Servicer and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, as Issuing Entity (the “Prospectus Supplement”).

The terms of the particular Transaction to which this communication relates are as follows:

General Terms:

Trade Date:	29 March, 2007

Effective Date:	30 March, 2007

Termination Date:
The earlier of (i) the Distribution Date following the date on which the Class Principal Amount of the Class 3-A1A Underlying Interest from the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N is reduced to zero, or (ii) 25 March, 2047.
The Class Principal Amount of the Class 3-A1A Underlying Interest shall be provided by the Trustee to the Calculation Agent three Business Days prior to Floating Amounts II Payer Period End Dates, pursuant to the Trust Agreement dated as of 01 March, 2007 among U.S. Bank National Association, as trustee, Aurora Loan Services LLC as master servicer, and Structured Asset Securities Corporation, as depositor (the “Trust Agreement”).
The Class Principal Amount for the initial Calculation Period shall be USD 212,045,000.

Floating Amounts I:

Floating Amount I Payer:	Party B

Floating Amount I Payer Payment Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amount I:
The sum of (i) from interest payments on the Class 3-A1A Underlying Interest, accrued and unpaid interest on the related Cap Deferred Interest Amount and (ii) to the extent of principal payments on the Class 3-A1A Underlying Interest, the related Cap Deferred Interest Amount.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Risk ID: 1479911L / Effort ID: 1307397 / Global Deal ID: 2971418

Floating Amounts II:

Floating Amount II Payer:	Party A

Floating Amount II Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount II Payer Period End Date.

Floating Amount II:	The amount, if any, of Deferred Interest allocated to the Class 3-A1A Underlying Interest.

Floating Rate Day Count Fraction:	Inapplicable

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Credit Support Provider:	With respect to Party A, Lehman Brothers Holdings Inc.

Termination Currency:	USD

Risk ID: 1479911L / Effort ID: 1307397 / Global Deal ID: 2971418

Additional Provisions:

1.     Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

2.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

(d)
Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the Trust Agreement that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days’ prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

3.    Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

Risk ID: 1479911L / Effort ID: 1307397 / Global Deal ID: 2971418

4.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

5.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

6.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

7.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of the Class 3-A1A Certificates issued by the Trust will be unaffected by such action.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Account for Payment to
Party B in USD:	U.S. BANK, NATIONAL ASSOCIATION
ABA # 091-000-022
DDA.# 173-103-321-118
Ref.: LXS 2007-4N 3-A1A Cap Confirm
Attn: James Byrnes

Risk ID: 1479911L / Effort ID: 1307397 / Global Deal ID: 2971418

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N By: U.S. Bank National Association not in its individual capacity but solely as Trustee
By: ________________________ Name: Title:

Risk ID: 1479911L / Effort ID: 1307397 / Global Deal ID: 2971418

Transaction

Date:	30 March, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates,
Series 2007-4N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Louis Bardos - Confirmations Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570

Ref. Numbers:	Risk ID: 1479649L / Effort ID: N1307394 / Global Deal ID: 2971420

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Trustee”) of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, a trust (the “Trust” or “Party B”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the “Agreement”) published by the International Swaps and Derivatives Association, Inc. (“ISDA”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 29 March, 2007 relating to Structured Asset Securities Corporation., as Depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC as Master Servicer and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N, as Issuing Entity (the “Prospectus Supplement”).

The terms of the particular Transaction to which this communication relates are as follows:

General Terms:

Trade Date:	29 March, 2007

Effective Date:	30 March, 2007

Termination Date:
The earlier of (i) the Distribution Date following the date on which the Class Principal Amount of the Class 3-AC Underlying Interest from the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N is reduced to zero, or (ii) 25 March, 2047.
The Class Principal Amount of the Class 3-AC Underlying Interest shall be provided by the Trustee to the Calculation Agent three Business Days prior to Floating Amounts II Payer Period End Dates, pursuant to the Trust Agreement dated as of 01 March, 2007 among U.S. Bank National Association, as trustee, Aurora Loan Services LLC as master servicer, and Structured Asset Securities Corporation, as depositor (the “Trust Agreement”).
The Class Principal Amount for the initial Calculation Period shall be USD 53,858,000

Floating Amounts I:

Floating Amount I Payer:	Party B

Floating Amount I Payer Payment Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amount I:
The sum of (i) from interest payments on the Class 3-AC Underlying Interest, accrued and unpaid interest on the related Cap Deferred Interest Amount and (ii) to the extent of principal payments on the Class 3-AC Underlying Interest, the related Cap Deferred Interest Amount.

Reset Dates:	The first day of each Calculation Period

Risk ID: 1479649L / Effort ID: 1307394 / Global Deal ID: 2971420

Floating Amounts II:

Floating Amount II Payer:	Party A

Floating Amount II Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount II Payer Period End Date.

Floating Amount II:	The amount, if any, of Deferred Interest allocated to the Class 3-AC Underlying Interest.

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Credit Support Provider:	With respect to Party A, Lehman Brothers Holdings Inc.

Termination Currency:	USD

Risk ID: 1479649L / Effort ID: 1307394 / Global Deal ID: 2971420

Additional Provisions:

1.	Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

2.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

(d)
Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the Trust Agreement that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days’ prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

3.	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

Risk ID: 1479649L / Effort ID: 1307394 / Global Deal ID: 2971420

4.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

5.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

6.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

7.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of the Class 3-AC Certificates issued by the Trust will be unaffected by such action.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Account for Payment to
Party B in USD:	U.S. BANK, NATIONAL ASSOCIATION
ABA # 091-000-022
DDA.# 173-103-321-118
Ref.: LXS 2007-4N 3-AC Cap Confirm
Attn: James Byrnes

Risk ID: 1479649L / Effort ID: 1307394 / Global Deal ID: 2971420

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-4N By: U.S. Bank National Association not in its individual capacity but solely as Trustee
By: ________________________ Name: Title:

Risk ID: 1479649L / Effort ID: 1307394 / Global Deal ID: 2971420